Financial Instruments and Risk Management	3 Months Ended
Mar. 31, 2026
Financial Instruments and Risk Management [Abstract]
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
10.	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Fair Value of Financial Instruments

A number of the Company’s accounting policies and disclosures require the determination of fair value for both financial and non-financial assets and liabilities. Fair values have been determined for measurement and/or disclosure purposes based on the following methods. When applicable, further information about the assumptions made in determining the fair values is disclosed in the notes specific to that asset or liability.

The Company classifies the fair value of financial instruments according to the following hierarchies based on the amount of observable inputs used to value the instruments:

●	Level 1: Unadjusted quoted prices for identical assets or liabilities in active markets;

●	Level 2: Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly for substantially the full term of the asset or liability; and

●	Level 3: Significant unobservable inputs for use when little or no market data exists, requiring a significant degree of judgment.

The carrying values of cash, accounts receivable, and accounts payable and accrued liabilities included on the condensed interim consolidated balance sheets approximates the fair values of the respective assets and liabilities due to the short-term nature of those instruments. The carrying value of the outstanding debt approximated fair value due to the use of floating interest rates.

The Company’s risk management contracts and warrant liability are classified as Level 2 in the fair value hierarchy. To estimate the fair value of these instruments, the Company used observable market data and/or other sources utilizing assumptions that market participants would use to determine fair value.

Market Risk

Market risk is the risk that changes in market conditions, such as commodity prices, foreign exchange rates and interest rates, will affect the Company’s cash flow, income, or the value of its financial instruments.

Commodity Price Risk

The Company’s risk management program is designed to reduce the volatility of revenue and cash flow, generate sufficient cash flows to service debt obligations, and fund the Company’s operations. The Company’s risk management liabilities may consist of hedging instruments such as fixed price swaps and option structures, including costless collars on WTI, WCS differentials, condensate differential, natural gas and electricity. The Company does not use financial derivatives for speculative purposes.

The Company’s commodity price risk management program does not involve margin accounts that require posting of margin with increased volatility in underlying commodity prices. Financial risk management contracts are measured at fair value, with gains and losses on re-measurement included in the consolidated statements of comprehensive income (loss) in the period in which they arise.

The Company’s financial risk management contracts are subject to master netting agreements that create the legal right to settle the instruments on a net basis. The following table summarizes the gross asset and liability positions of the Company’s individual risk management contracts that are offset in the consolidated statements of financial position:

As at	March 31, 2026	December 31, 2025
Gross amount	$(81,072)	$13,456
Amount offset	666	(2,440)
Risk management contracts – (liability) asset	$(80,406)	$11,016

	Three months ended March 31, 2026	Three months ended March 31, 2025
Realized loss on risk management contracts	$(3,211)	$(1,101)
Unrealized (loss) gain on risk management contracts	(91,422)	6,349
Gain (loss) on risk management contracts	$(94,633)	$5,248

As at March 31, 2026, the following financial commodity risk management contracts were in place, with oil volumes hedged in barrels (“bbl”) and natural gas volumes hedged in gigajoules (“GJ”):

	Instrument	Units	Volume (per day)	Swap Price	Put Price	Call Price
Q2 2026	WTI Costless Collar	C$ / bbl	5,027	-	$78.50	$83.84
Q2 2026	WTI Costless Collar	US$ / bbl	2,473	-	$57.00	$65.15
Q2 2026	WTI Fixed Price Swap	US$ / bbl	4,387	$68.85	-	-
Q2 2026	WCS Differential Swap	US$ / bbl	14,000	$(12.15)	-	-
Q2 2026	AECO Swap	C$ / GJ	24,297	$2.30	-	-
Q3 2026	WTI Costless Collar	US$ / bbl	7,500	-	$57.34	$66.26
Q3 2026	WTI Fixed Price Swap	US$ / bbl	3,500	$71.28	-	-
Q3 2026	WCS Differential Swap	US$ / bbl	14,000	$(12.80)	-	-
Q3 2026	AECO Swap	C$ / GJ	24,848	$2.30	-	-
Q4 2026	WTI Costless Collar	US$ / bbl	7,473	-	$59.01	$72.21
Q4 2026	WTI Fixed Price Swap	US$ / bbl	674	$68.83	-	-
Q4 2026	AECO Swap	C$ / GJ	27,000	$2.30	-	-
Q1 – Q4 2027	AECO Swap	C$ / GJ	27,000	$2.93	-	-
Q1 – Q4 2028	AECO Swap	C$ / GJ	27,000	$2.93	-	-

The following table illustrates the potential impact of changes in commodity prices on the Company’s net income (loss), before tax, based on the financial risk management contracts in place at March 31, 2026:

	10% change in commodity prices
As at March 31, 2026	Increase	Decrease
Increase (decrease) to fair value of the risk management contracts	$(33,243)	$25,281

Foreign Currency Risk Management

The Company is exposed to foreign currency risk on any U.S. Dollar denominated cash, accounts receivable, risk management contracts, accounts payable and accrued liabilities, and debt. As at March 31, 2026, Greenfire’s net foreign exchange risk exposure was a US$32.3 million liability (December 31, 2025 – US$9.3 million asset), and a 10% change in the foreign exchange rate would result in a $4.5 million change in the foreign exchange gain or loss (December 31, 2025 - $1.3 million).

Interest Rate Risk

Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in market interest rates. The Company is exposed to interest rate risk related to borrowings drawn under the Senior Credit Facility, as the interest charged on the credit facility fluctuates with floating interest rates. Any letters of credit issued are subject to fixed interest rates and are not exposed to changes in interest rates. A 1% change in the interest rate would result in a $0.0 million change in the interest expense (December 31, 2025 - $nil).

Credit Risk

As at	March 31 2026	December 31 2025
Trade receivables	$49,846	$32,482
Joint interest receivables	7,841	19,719
Accrued joint interest receivables	25,672	13,985
Accounts receivable	$83,359	$66,186

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s accounts receivable. The Company is primarily exposed to credit risk from receivables associated with its oil sales. The Company manages its credit risk exposure by transacting with high-quality credit worthy counterparties and monitoring credit worthiness and/or credit ratings on an ongoing basis. Trade receivables from oil sales are generally collected on the 25th day of the month following production. Joint interest receivables are typically collected within one to three months of the invoice being issued. Accrued joint interest receivables represent the Company’s partners’ share of operating, and capital costs incurred or accrued at the reporting date that have not yet been invoiced. All risk management contracts are held with large financial institutions. The Company has not previously experienced any material credit losses on the collection of accounts receivable.

At March 31, 2026, and December 31, 2025 the Company was exposed to concentration risk associated with its outstanding trade receivables and joint interest receivables balances. Of the Company’s trade receivables at March 31, 2026, 77% was receivable from a single company (December 31, 2025 - 86% receivable from three companies). At March 31, 2026, 100% of the Company’s joint interest receivables and accrued joint interest receivables were held by a single company (December 31, 2025- 100% by a single company). Maximum exposure to credit risk is represented by the carrying amount of accounts receivable on the statements of financial position. Subsequent to March 31, 2026, the Company has received $4.5 million from its joint interest partner.

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company’s objective in managing liquidity risk is to maintain sufficient available reserves to meet its financial obligations at any point in time. The Company expects to achieve this objective through prudent capital spending, an active commodity risk management program and through strategies such as continuously monitoring forecast and actual cash flows from operating, financing and investing activities, and available credit facilities. Management believes that future cash flows generated from these sources will be adequate to settle Greenfire’s financial liabilities.

The following table details the Company’s contractual maturities of its financial liabilities at March 31, 2026, and December 31, 2025:

	As at March 31 2026		As at December 31 2025
	Less than one year	Greater than one year	Less than one year	Greater than one year
Accounts payable and accrued liabilities	$84,794	$-	$88,432	$-
Risk management contracts	72,906	7,500	-	-
Lease liabilities and other(1)	1,521	6,408	3,457	2,787
Debt(2)	-	4,148	-	-
Total financial liabilities	$159,221	$18,056	$91,889	$2,787

(1)	Amounts represent the expected undiscounted cash payments.
(2)	Amounts represent undiscounted principal only and exclude interest and transaction costs.

The Company also has provisions as disclosed in Note 5 and commitments as disclosed in Note 11.